UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 11, 2016

Commission file number 1-13163

YUM! BRANDS, INC.

(Exact name of registrant as specified in its charter)

North Carolina	13-3951308
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1441 Gardiner Lane, Louisville, Kentucky	40213
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (502) 874-8300

Former name or former address, if changed since last report:   N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

General

On May 11, 2016 (the “Closing Date”), Taco Bell Funding, LLC (the “Issuer”), a newly formed, special purpose Delaware limited liability company and a direct, wholly-owned subsidiary of Taco Bell Corp. (“TBC”), completed its previously announced securitization transaction and issued $800 million of its Series 2016-1 3.832% Fixed Rate Senior Secured Notes, Class A-2-I (the “Class A-2-I Notes”), $500 million of its Series 2016-1 4.377% Fixed Rate Senior Secured Notes, Class A-2-II (the “Class A-2-II Notes”), and $1 billion of its Series 2016-1 4.970% Fixed Rate Senior Secured Notes, Class A-2-III (the “Class A-2-III Notes” and, together with the Class A-2-I Notes and the Class A-2-II Notes, the “Class A-2 Notes”), in an offering exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).  In connection with the issuance of the Class A-2 Notes, the Issuer also entered into a revolving financing facility of Series 2016-1 Senior Notes, Class A-1 (the “Variable Funding Notes”), which allows for the borrowing of up to $100 million and the issuance of letters of credit.  The Class A-2 Notes and the Variable Funding Notes are referred to collectively as the “Notes.”  The Notes were issued in a securitization transaction pursuant to which certain of TBC’s domestic revenue-generating assets, consisting principally of franchise-related agreements, and domestic intellectual property, were contributed to the Issuer and the Issuer’s special purpose, wholly owned subsidiaries (the “Guarantors”) to secure the Notes.

Class A-2 Notes

The Class A-2 Notes were issued under a Base Indenture, dated as of May 11, 2016 (the “Base Indenture”), a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference, and the related Series 2016-1 Supplement thereto, dated as of May 11, 2016 (the “Series 2016-1 Supplement”), a copy of which is attached hereto as Exhibit 4.2 and incorporated herein by reference, by and between the Issuer and Citibank, N.A., as trustee (in such capacity, the “Trustee”) and securities intermediary.  The Base Indenture and the Series 2016-1 Supplement (collectively, the “Indenture”) will allow the Issuer to issue additional series of notes in the future subject to certain conditions set forth therein.

Interest on and principal payments of the Class A-2 Notes are due on a quarterly basis; however, principal is not required to be paid on any series of the Class A-2 Notes prior to the respective anticipated repayment date for such series unless certain financial conditions are triggered, in which case minimum amortization (1% per annum) is required.  The legal final maturity date of the Notes is in May 2046, but, unless earlier prepaid to the extent permitted under the Indenture, the anticipated repayment dates of the Class A-2-I Notes, the Class A-2-II Notes and the Class A-2-III Notes will be 4, 7 and 10 years, respectively, from the closing date.  If the Issuer has not repaid or refinanced a series of Class A-2 Notes prior to its respective anticipated repayment date, rapid amortization of principal on all Notes will occur (subject to certain cure rights) and additional interest will accrue on the Class A-2 Notes equal to the greater of (i) 5.0% per annum and (ii) a per annum rate equal to the amount, if any, by which the sum of the following exceeds the related Series 2016-1 Class A-2 regular fixed interest rate for the applicable tranche: (A) the yield to maturity (adjusted to a quarterly bond-equivalent basis) on the related series anticipated repayment date of the United States Treasury Security having a term closest to 10 years plus (B) 5.0%, plus (C) respectively, 2.73% for the Class A-2-I Notes, 2.99% for the Class A-2-II Notes and 3.36% for the Class A-2-III Notes.  In addition, regular interest will continue to accrue at the related Class A-2 Note Rates from and after the applicable Series 2016-1 series anticipated repayment dates.

The Notes are secured by substantially all of the assets of the Issuer and the Guarantors (collectively, the “Securitization Entities”).  On the Closing Date, these assets included certain of the domestic revenue-generating assets of TBC, which principally consist of franchise-related agreements, and domestic intellectual property (the “Securitized Assets”).

The Notes are obligations only of the Issuer pursuant to the Indenture and are unconditionally and irrevocably guaranteed by the Guarantors pursuant to the Guarantee and Collateral Agreement described below under “Guarantees and Collateral.” The pledge and security interest provisions with respect to the Issuer are included in the Base Indenture.  Neither YUM! Brands, Inc. (the “Company”) nor any subsidiary of the Company, other than the Securitization Entities, will guarantee or in any way be liable for the obligations of the Issuer under the Notes.

Variable Funding Notes

In connection with the issuance of the Class A-2 Notes, the Issuer also entered into a revolving financing facility that allows for the borrowing of up to $100 million under the Variable Funding Notes and the issuance of letters of credit. Borrowings and certain additional terms related to the Variable Funding Notes are governed by the Class A-1 Note Purchase Agreement, dated May 11, 2016 (the “Variable Funding Note Purchase Agreement”), a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference, by and among the Issuer, the Guarantors, TBC as manager (the “Manager”), certain conduit investors, financial institutions and funding agents, and Coöperatieve RaboBank, U.A., New York Branch, as provider of letters of credit, as swingline lender and as administrative agent.  The Variable Funding Notes will be governed by both the Variable Funding Note Purchase Agreement and the Indenture.  Depending on the type of borrowing under the Variable Funding Notes, interest on the Variable Funding Notes will be based on (i) the prime rate, (ii) the overnight federal funds rates, (iii) the London interbank offered rate for U.S. Dollars or (iv) with respect to advances made by conduit investors, the weighted average cost of, or related to, the issuance of commercial paper allocated to fund or maintain such advances, plus any applicable margin, in each case as more fully set forth in the Variable Funding Note Purchase Agreement. It is anticipated that the principal of and interest on the Variable Funding Notes will be repaid in full on or prior to May 2021, subject to two additional one-year extensions at the option of the Issuer and further extensions as agreed between the Issuer and the Administrative Agent with the consent of the holders of the Variable Funding Notes, in each case subject to the satisfaction of certain conditions.  Following the anticipated repayment date (and any extensions thereof), additional interest will accrue on the Variable Funding Notes equal to 5.00% per annum.  The Variable Funding Notes and letters of credit issued under the Variable Funding Note Purchase Agreement are secured by the collateral described below under “Guarantees and Collateral.”

Guarantees and Collateral

Pursuant to the Guarantee and Collateral Agreement, dated as of May 11, 2016 (the “Guarantee and Collateral Agreement”), a copy of which is attached hereto as Exhibit 10.2, by and among Taco Bell Franchisor Holdings, LLC, Taco Bell Franchisor, LLC, Taco Bell Franchise Holder 1, LLC and Taco Bell IP Holder, LLC, each as a guarantor of the Notes (collectively, the “Guarantors”), in favor of Citibank, N.A., as trustee, the Guarantors guarantee the obligations of the Issuer under the Indenture and related documents and secure the guarantee by granting a security interest in substantially all of their assets.

Management of the Securitized Assets

None of the Securitization Entities has employees.  To provide for managing the Securitized Assets, the Manager, Citibank, N.A., as Trustee, and each of the Securitization Entities entered into a Management Agreement, dated as of May 11, 2016 (the “Management Agreement”), a copy of which is attached hereto as Exhibit 10.3. The primary responsibilities of the Manager pursuant to the Management Agreement will be to act as manager for the Securitized Assets, including to perform certain franchising, intellectual property and operational functions on behalf of the Securitization Entities. The Manager will be entitled to the payment of a weekly management fee, as set forth in the Management Agreement, which will reimburse it for certain expenses, and will be subject to the obligations set forth in the Management Agreement.

The Manager will manage and administer the Securitized Assets in accordance with the terms of the Management Agreement and, except as otherwise provided in the Management Agreement, the management standards set forth in the Management Agreement. Subject to limited exceptions set forth in the Management Agreement, the Management Agreement does not require the Manager to expend or risk its funds or otherwise incur any financial liability in the performance of any of its rights or powers under the Management Agreement if the Manager has reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it.

The Management Agreement contains a set of covenants and restrictions customary for transactions of this type.  The Management Agreement also contains certain customary manager termination events, including failure of the Securitization Entities (on a consolidated basis) to maintain a stated debt service coverage ratio, failure to comply with covenants within certain time frames, certain bankruptcy events, breaches of specified representations and warranties, certain judgments, acceleration of material indebtedness and a change of control accompanied by a change in management, as well as a manager termination event in the event of incurrence by any of the Company and its subsidiaries (other than the Securitization Entities) of certain indebtedness if a stated consolidated leverage ratio will then be exceeded.

Subject to limited exceptions set forth in the Management Agreement, the Manager will indemnify each Securitization Entity, the Trustee and certain other parties, and their respective members, officers, directors, managers, employees and agents for all claims, penalties, fines, forfeitures, losses, legal fees and related costs and judgments and other costs, fees and reasonable expenses that any of them may incur as a result of (a) the breach by the Manager of any representation or warranty or covenant under the Management Agreement or other Transaction Document in its capacity as Manager or (b) the Manager’s gross negligence, bad faith or willful misconduct in the performance of its duties under such agreements.

Covenants and Restrictions

The Notes are subject to a series of covenants and restrictions customary for transactions of this type, including (i) that the Issuer maintains specified reserve accounts to be used to make required interest payments in respect of the Notes, (ii) provisions relating to optional and mandatory prepayments and the related payment of specified amounts, including specified make-whole payments in the case of the Class A-2 Notes under certain circumstances, (iii) certain indemnification payments relating to taxes, enforcement costs and other customary items and (iv) covenants relating to recordkeeping, access to information and similar matters. The Notes are also subject to rapid amortization events provided for in the Indenture, including events tied to failure to maintain a stated debt service coverage ratio, gross domestic sales for branded restaurants being below certain levels on certain measurement dates, a manager termination event, an event of default and the failure to repay or refinance the Class A-2 Notes on the applicable scheduled repayment date. The Notes are also subject to certain customary events of default, including events relating to non-payment of required interest or principal due on the Notes, failure to comply with covenants within certain time frames, certain bankruptcy events, breaches of specified representations and warranties, failure of security interests to be effective, certain judgments and failure of the Securitization Entities to maintain a stated debt service coverage ratio.

Use of Proceeds

On the Closing Date, a portion of the net proceeds of the offering were used to repay $2 billion borrowed under the Company’s unsecured term loan facility (the “Bridge Facility”) pursuant to that certain Term Loan Agreement, dated as of December 8, 2015, as amended, among the Company, the lenders party thereto from time to time and Goldman Sachs Bank USA, as administrative agent, after which all loans thereunder were repaid in full.  The remaining proceeds will be primarily used for costs associated with the securitization transaction and general corporate purposes, including return of capital to the Company’s shareholders.

The Notes will not be registered under the Securities Act and may not be offered or sold in the United States absent such registration or an exemption from the registration requirements of the Securities Act.  This report shall not constitute an offer to sell or a solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction where such an offering or sale would be unlawful.

The foregoing summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the complete copies of the Base Indenture, the Series 2016-1 Supplement, the Variable Funding Note Purchase Agreement, the Guarantee and Collateral Agreement and the Management Agreement, which have been filed as Exhibits 4.1, 4.2, 10.1, 10.2 and 10.3, respectively, hereto and are hereby incorporated herein by reference.  Interested parties should read the documents in their entirety.

Item 1.02                                           Termination of a Material Definitive Agreement

The information set forth under Item 1.01 above is hereby incorporated by reference into this Item 1.02.

As described in Item 1.01 above, on May 11, 2016, the Company repaid in full and terminated its Bridge Facility.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 9.01                                           Financial Statements and Exhibits

(d)    Exhibits.

The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit Number	Description
4.1	Base Indenture, dated as of May 11, 2016, between the Issuer and Citibank, N.A., as trustee (the “Trustee”) and securities intermediary.

4.2

Series 2016-1 Supplement to Base Indenture (the “Series 2016-1 Supplement” and, together with the Base Indenture, the “Indenture”), dated as of May 11, 2016, by and between the Issuer and Citibank, N.A. as Trustee and Series 2016-1 securities intermediary.

10.1

Series 2016-1 Class A-1 Note Purchase Agreement, dated as of May 11, 2016 (the “Class A-1 Note Purchase Agreement” and, together with the Class A-2 Note Purchase Agreement, the “Note Purchase Agreements”), among the Issuer, Taco Bell Franchise Holder 1, LLC (“Franchise Holder”), Taco Bell Franchisor, LLC (“Taco Bell Franchisor”), Taco Bell IP Holder, LLC (“IP Holder”), Taco Bell Franchisor Holdings, LLC (“Franchisor Holdco”), TBC and Coöperatieve Rabobank, U.A., New York Branch.

10.2

Guarantee and Collateral Agreement, dated as of May 11, 2016 (the “Guarantee and Collateral Agreement”), by Franchise Holder, Taco Bell Franchisor, IP Holder and Franchisor Holdco in favor of the Trustee;

10.3	Management Agreement, dated as of May 11, 2016, among the Issuer, Franchise Holder, Taco Bell Franchisor, IP Holder, Franchisor Holdco, the Trustee and TBC, as manager.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC.
(Registrant)

Date:	May 16, 2016	/s/ William L. Gathof
William L. Gathof
Vice President and Treasurer